SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C. 20549

                               Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

     Pre-Effective Amendment No. _____                             [ ]

     Post-Effective Amendment No.   15      File No. 33-15074      [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

     Amendment No.  17                      File No.  811-5218     [X]

SHADOW STOCK FUND, INC.
--------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

700 Karnes Blvd., Kansas City, Missouri 64108-3306
--------------------------------------------------------------
(Address of Principal Executive Office)

Registrant's Telephone Number, including Area Code (816)-751-5900

Larry D. Armel, President, SHADOW STOCK FUND, INC.
700 Karnes Blvd., Kansas City, Missouri 64108-3306
--------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: October 31, 1998

It is proposed that this filing become effective:

  X   On October 31, 1998, pursuant to paragraph (b) of Rule 485

Title of securities being registered:

     Common Stock, $1.00 par value

Please address inquiries and communications to:
     Martin A. Cramer
     Shadow Stock Fund, Inc.
     700 Karnes Blvd.
     Kansas City, MO  64108-3306
     Telephone:  (816) 751-5900

and a carbon copy of all communications to:
     Mark H. Plafker, Esq.
     Stradley, Ronon, Stevens & Young, LLP
     2600 One Commerce Square
     Philadelphia, PA  19103-7098
     Telephone:  (215) 564-8000

                           CROSS REFERENCE SHEET

Form N-1A Item Number                          Location in Prospectus

Item 1.   Cover Page . . . . . . . . . . . . . Cover Page

Item 2.   Synopsis . . . . . . . . . . . . . . Not Applicable

Item 3.   Condensed Financial Information  . . Per Share Capital and
                                               Income Changes

Item 4.   General Description of Registrant. . Investment Objective
                                               and Portfolio
                                               Management Policy

Item 5.   Management of the Fund . . . . . . . Officers and Directors;
                                               Management and
                                               Investment Counsel

Item 6.   Capital Stock and Other Securities . How to Purchase Shares;
                                               How to Redeem Shares;
                                               How Share Price is
                                               Determined; General
                                               Information and
                                               History; How Share
                                               Price is Determined
                                               Dividends Distributions
                                               and their Taxation

Item 7.   Purchase of Securities . . . . . . . Cover Page; How to
               being Offered                   Purchase Shares;
                                               Shareholder Services

Item 8.   Redemption or Repurchase . . . . . . How to Redeem Shares

Item 9.   Pending Legal Proceedings  . . . . . Not Applicable

Item 10.  Cover Page . . . . . . . . . . . . . Cover Page

Item 11.  Table of Contents  . . . . . . . . . Cover Page

Item 12.  General Information and History  . . Investment Objectives and
                                               Policies; Management and
                                               Investment Counsel

Item 13.  Investment Objectives and Policies . Investment Objectives
                                               and Policies;
                                               Investment Restrictions

Item 14.  Management of the Fund . . . . . . . Management and
                                               Investment Counsel

Item 15.  Control Persons and Principal  . . . Management and
          Holders of Securities                Investment Counsel;
                                               Officers and Directors

Item 16.  Investment Advisory and other  . . . Management and Investment
          Services                             Counsel; Shareholder
                                               Services (Prospectus)

Item 17.  Brokerage Allocation . . . . . . . . Portfolio Transactions

Item 18.  Capital Stock and Other Securities . General Information;
                                               Financial Statements

Item 19.  Purchase, Redemption and Pricing . . How Share Purchases
          of Securities Being Offered          are Handled; Redemption
                                               of Shares
                                               Financial Statements

Item 20.  Tax Status . . . . . . . . . . . . . Dividends, Distributions
                                               and their Taxation (in
                                               Prospectus)

Item 21.  Underwriters . . . . . . . . . . . . How the Fund's Shares
                                               are Distributed

Item 22. Calculation of Yield Quotations. . . Performance Measures of Money Market Fund

Item 23.  Financial Statements . . . . . . . . (Incorporated by
                                               reference)

SHADOW
Stock
FUND


Prospectus
October 31, 1998

A no-load mutual fund designed to achieve long-term growth for capital that can be exposed to above-average risk in anticipation of greater-than-average rewards. The Fund expects to reach its objective by investing in small company stocks called "Shadow Stocks."

BABSON FUNDS
Jones & Babson Distributors
A member of the Generali Group



PROSPECTUS
October 31, 1998

SHADOW STOCK
FUND, INC.

Managed and Distributed By:
JONES & BABSON, INC.
Kansas City, Missouri

Toll-Free 1-800-4-BABSON
(1-800-422-2766)
In the Kansas City area 751-5900

Investment Counsels:
DAVID L. BABSON & CO. INC.
Cambridge, Massachusetts

ANALYTIC SYSTEMS, INC.
Chicago, Illinois


INVESTMENT OBJECTIVE

A no-load diversified mutual fund that seeks long-term growth of capital by investing in small company stocks called "Shadow Stocks." These are stocks that combine the characteristics of "small stocks" (as ranked by market capitalization in addition to other factors) and "neglected stocks" (generally those least held by institutions and least covered by analysts). (See "Investment Objective and Portfolio Management Policy" on page 4 of this prospectus.) The Fund is intended to be an investment vehicle for that portion of an investor's portfolio that can be exposed to above-average risk in anticipation of greater rewards. There is no guarantee that the Fund's objective will be achieved. (For a discussion of risk factors see page 5 of this prospectus.)

PURCHASE INFORMATION
Minimum Investment
Initial Purchase (unless Automatic Monthly)             $     2,500
Initial IRA and Uniform Transfers (Gifts)
  to Minors Purchases (unless Automatic Monthly)        $       250
Subsequent Purchase (unless Automatic Monthly):
  By Mail or Telephone Purchase (ACH)                   $       100
  By Wire                                               $     1,000
Automatic Monthly Purchases (ACH):
  Initial                                               $       100
  Subsequent                                            $        50

Shares are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 distribution charges. If you need further information, please call the Fund at the telephone numbers indicated above.

ADDITIONAL INFORMATION

This prospectus should be read and retained for future reference. It contains the information that you should know before you invest. A "Statement of Additional Information" of the same date as this prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference. Investors desiring additional information about the Fund may obtain a copy without charge by calling the Fund at the telephone numbers indicated above or by writing to the address on the back cover.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

                                                        Page
Fund Expenses                                           2
Financial Highlights                                    3
Investment Objective and
Portfolio Management Policy                             4
Repurchase Agreements                                   5
Risk Factors                                            5
Investment Restrictions                                 6
Performance Measures                                    6
How to Purchase Shares                                  7
Initial Investments                                     7
Investments Subsequent to Initial Investment		8
Telephone Investment Service                            8
Automatic Monthly Investment Plan                       8
How to Redeem Shares                                    8
Systematic Redemption Plan                              10
How to Exchange Shares Between Funds                    11
How Share Price is Determined                           11
Officers and Directors                                  12
Management and Investment Counsel                       12
General Information and History                         13
Dividends, Distributions and Their Taxation		14
Shareholder Services                                    14
Shareholder Inquiries                                   15


SHADOW STOCK FUND, INC.
FUND EXPENSES
  Shareholder Transaction Expenses
    Maximum sales load imposed on purchases             None
    Maximum sales load imposed on reinvested dividends  None
    Deferred sales load                                 None
    Redemption fee                                      None
    Exchange fee                                        None
  Annual Fund Operating Expenses
    (as a percentage of average net assets)
    Management fees                                    1.00%
    12b-1 fees                                          None
    Other expenses                                      .16%
    Total Fund operating expenses                      1.16%

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption
at the end of each time period:

	1 Year	3 Years	5 Years	10 Years

	$12	$37	$64	$141

The above information is provided in order to assist you in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The expenses set forth above are for the fiscal year ended June 30, 1998. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


FINANCIAL HIGHLIGHTS

The following financial highlights for each of the past ten fiscal years have been derived from audited financial statements of Shadow Stock Fund, Inc. Such information for the most recent five fiscal years should be read in conjunction with the financial statements of the Fund and the report of Arthur Andersen LLP, independent public accountants, appearing in the June 30, 1998, Annual Report to Shareholders which is incorporated by reference into this prospectus. The information for each of the five fiscal years from the period ended June 30, 1989 to June 30, 1993, is not covered by the report of Arthur Andersen LLP.

                                         1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
Net asset value, beginning of year    $ 12.57 $ 11.31 $ 10.55 $  9.67 $ 11.66 $ 10.32 $  8.96 $  9.01 $  9.34 $  8.69
  Income from investment operations:
    Net investment income                0.08    0.12    0.09    0.10    0.06    0.12    0.09    0.10    0.14    0.12
    Net gains (or losses) on securities
      (both realized and unrealized)     2.54    2.44    1.67    1.42    0.46    1.87    1.36  (0.05)  (0.29)    0.99
  Total from investment operations       2.62    2.56    1.76    1.52    0.52    1.99    1.45    0.05  (0.15)    1.11

  Less distributions:
    Dividends from net
      investment income                (0.10)  (0.09)  (0.10)  (0.10)  (0.06)  (0.11)  (0.09)  (0.10)  (0.14)  (0.13)
    Distributions from capital gains   (1.85)  (1.21)  (0.90)  (0.54)  (2.45)  (0.54)    -       -     (0.04)  (0.33)
  Total distributions                  (1.95)  (1.30)  (1.00)  (0.64)  (2.51)  (0.65)  (0.09)  (0.10)  (0.18)  (0.46)
Net asset value, end of year          $ 13.24 $ 12.57 $ 11.31 $ 10.55 $  9.67 $ 11.66 $ 10.32 $  8.96 $  9.01 $  9.34

Total return                              22%     24%     17%     16%     4%      19%     16%     1%     (2)%     13%


Ratios/Supplemental Data
Net assets, end of year (in millions) $    52 $    41 $    39 $    39 $    31 $    33 $    26 $    22 $    25 $    26
Ratio of expenses to average
  net assets                            1.16%   1.13%   1.14%   1.13%   1.28%   1.25%   1.26%   1.31%   1.29%   1.33%
Ratio of net investment income
  to average net assets                 0.56%   1.00%   0.79%   1.01%   0.50%   1.05%   0.87%   1.20%   1.49%   1.39%
Portfolio turnover rate                   43%      0%     25%     19%     43%     15%     23%     0%      16%     15%

INVESTMENT OBJECTIVE AND
PORTFOLIO MANAGEMENT POLICY

Shadow Stock Fund is a no-load diversified mutual fund that seeks long-term growth of capital income by investing in small company stocks called "Shadow Stocks." These are stocks that combine the characteristics of "small stocks" (as ranked by market capitalization in addition to other factors) and "neglected stocks" (generally those least held by institutions and least covered by analysts). In the opinion of the Manager and Investment Counsel, historical research demonstrates that in the past such stocks have outperformed the shares of the larger, better known companies. However, there is no guarantee that this pattern will continue in the future. The Fund's investment objective and policy as described in this section will not be changed without approval of a majority of the Fund's outstanding shares.

"Small stocks" were originally defined in the earliest research on the topic by Rolf Banz as those in the bottom quintile of stocks listed on the New York Stock Exchange when ranked by market capitalization (number of shares outstanding times price per share). At present this would be a market capitalization of below $193 million, but this level changes as market prices rise and fall. Currently this concept is also applied to AMEX and OTC stocks. Research done on "small stocks" almost invariably addressed itself not only to capitalization, but to profitable companies that have been in existence long enough to qualify for listing on the NYSE. The Fund defines "small stocks" to include stocks listed on the NYSE and AMEX and OTC traded stocks that have market capitalization of between $20 million and $110 million and have annual net profits of at least $1 million for the three most recent fiscal years.

"Neglected stocks" are those that have below average institutional holdings and below average coverage by analysts and newsletters. The term "neglected" has not had a consistent definition, but the Fund's Manager and Investment Counsel define it as meaning the fifty percent of small stocks (as described in the preceding paragraph) which have the least coverage by institutions and analysts. The Fund's Manager and Investment Counsel will use their judgment in determining the methods of measuring analyst and institutional interest. It is estimated that Shadow Stock Fund's portfolio will contain about 400 stocks and thus will be very diversified.

Of the Shadow Stocks available for inclusion in the Fund's portfolio, the Fund will eliminate stocks from consideration, or sell all or part of those Shadow Stocks it owns, if in the judgment of the Manager and Investment Counsel the financial condition of the company is in jeopardy, if liquidity is insufficient, or if total acquisition costs become unreasonably high. Because it is believed that acquisition costs for extremely low-priced stocks are frequently unreasonably high, stocks will not be placed on the buy list if their prices are below $5.

It is the intention of the Fund to maintain ownership of the Shadow Stocks approximately in proportion to their respective market capitalizations, but this general approach may be departed from for the following reasons. First, acquisition of the shares of smaller companies is sometimes difficult without disrupting the supply/demand relationship and thereby increasing transaction costs. For this reason, shares of companies on the buy list may be purchased when opportunities for block trades present themselves even if purchase of such a company's stock would not otherwise be the highest priority on a market capitalization basis. Conversely, high priority shares might be avoided if they cannot be acquired at the time without disrupting the market. Second, the Fund will attempt to purchase shares in optimal lot sizes which precludes fine tuning of the weighting. Third, the Fund's Manager and Investment Counsel will take a long-term view and do not feel it prudent to constantly purchase and sell stocks for short-term balancing. Guideline relative weights will be reviewed in detail twice a year.

Shares of stock will be considered for elimination from the portfolio on the following bases: (1) on the basis of the $5 minimum price criterion (a stock will not be sold for this reason alone, but additional shares will not be purchased below $4 per share which may result in a disproportionate representation in terms of ideal weighting); (2) on the basis of profitability (a company's stock will be sold as soon as the Fund's Manager and Investment Counsel feel it is highly likely that there will be negative earnings in the current fiscal year); (3) on the basis of tenders or potential mergers (the Fund's Manager and Investment Counsel will use their judgment as to the best time to sell or tender);
(4) on the basis of neglect (shares will be sold when the company has been beyond the Manager's and Investment Counsel's criteria for a neglected stock for three successive semiannual evaluation periods); or
(5) on the basis of capitalization a stock will be sold if, at a semiannual evaluation, either the market capitalization is twice the current acceptable maximum or one-half the current minimum. In the case of portfolio companies whose capitalization has gone beyond the current maximum or minimum, the Fund's Investment Counsel may keep the portfolio weighting at the level appropriate for the current maximum or minimum. If funds beyond current liquid assets are necessary to meet redemptions, stocks not meeting current initial criteria will be liquidated first.

Because of the long-term approach taken, it is expected that in the absence of unusual circumstances, the annual turnover ratio of the Fund will be less than 20%.

While the objectives of the Fund would favor a fully invested position in Shadow Stocks, the practicality of Fund management requires liquidity. An average of about 5% of the Fund's assets may be invested in cash or cash equivalents including: securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (such as U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. government agencies or instrumentalities which are backed by the full faith and credit of the U.S. Treasury or which are supported by the right of the issuer to borrow from the U.S. government), repurchase agreements, certificates of deposit, time deposits, commercial paper and other high quality short-term debt securities.

If in the judgment of the Manager and Investment Counsel extremely abnormal conditions persist in the markets for Shadow Stocks, management retains the authority to adopt a temporary defensive posture by investing the Fund's assets in debt securities, such as money market obligations, including securities of the U.S. government and its agencies, high-quality commercial paper, bankers' acceptances and repurchase agreements with banks and brokers for U.S. government securities. The use of repurchase agreements by the Fund involves certain risks. For a discussion of these risks, see "Risk Factors
Applicable to Repurchase Agreements."

REPURCHASE AGREEMENTS

A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the Investment Company Act of 1940, repurchase agreements are considered loans by the Fund.

The Fund will enter into such repurchase agreements only with United States banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Fund. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the net assets of the Fund.

RISK FACTORS

While the investment approach of the Fund is well diversified, it is an aggressive growth fund and presents market risk. Investments in small and neglected stocks tend to be speculative. The Fund's Manager and Investment Counsel feel the risk is more than offset by the opportunity for long-term rewards, but the Fund has above-average risk particularly for short-term and is recommended only for long-term investors. In addition to normal market risk, the lower liquidity of Shadow Stocks would impose additional risks in the event of a weak stock market and substantial Fund liquidations. The frequency and volume of trading in Shadow Stocks is significantly less than is typical of larger companies, making Shadow Stocks subject to wider price fluctuations. Small companies of ten have limited product lines, markets, or financial resources, and they may be dependent upon one-person management.

Risk Factors Applicable to
Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Risk Factors Applicable to
Year 2000 Issue

Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Manager, Investment Counsels and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Manager and Investment Counsels are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth under the caption "Investment Objective and Portfolio Management Policy," the Fund is subject to certain other restrictions which may not be changed without approval of the lesser of:
(1) at least 67% of the voting securities present at a meeting if the holders of more than 50% of the outstanding securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Among these restrictions, the more important ones are that the Fund will not purchase the securities of any issuer if more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would hold more than 10% of any class of securities of such issuer; the Fund will not make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan); and the Fund will not borrow or pledge its credit under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments; and provided further that any borrowings shall have asset coverage of at least 3 to 1. The Fund will not buy securities while borrowings are outstanding. The full text of these restrictions is set forth in the "Statement of Additional
Information."

PERFORMANCE MEASURES

From time to time, the Fund may advertise its performance in various ways, as summarized below. Further discussion of these matters also appears in the "Statement of Additional Information." A discussion of Fund performance is included in the Fund's Annual Report to Share-holders which is available from the Fund upon request at no charge.

Total Return

The Fund may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Performance Comparisons

In advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to the Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Russell 2000 Index, a small company stock index, or the Consumer Price Index. The Fund may compare its performance to the Shearson/Lehman Government/Corporate Index, an unmanaged index of government and corporate bonds. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money, Forbes, Fortune and Barron's may also be used in comparing performance of the Fund. Performance comparisons should not be considered as representative of the future performance of any Fund. Further information regarding the performance of the Fund is contained in the "Statement of Additional Information."

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today and Fortune, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, No-Load Fund Investor, United Mutual Fund Selector, No-Load Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service and Donoghue's Mutual Fund Almanac.

HOW TO PURCHASE SHARES

Shares are purchased at net asset value (no sales charge) from the Fund through its agent, Jones & Babson, Inc. To complete a purchase order by mail, wire or telephone, please provide the information detailed below. For information or assistance call toll free 1-800-4-BABSON (1-800-422-
2766), or in the Kansas City area 751-5900. If an investor wishes to engage the services of any other broker to purchase (or redeem) shares of the Fund, a fee may be charged by such broker. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

You do not pay a sales commission when you buy shares of the Fund. Shares are purchased at the Fund's net asset value (price) per share next effective after a purchase order and payment have been received and accepted by the Fund. In the case of certain institutions which have made satisfactory payment arrangements with the Fund, orders may be processed at the net asset value per share next effective after a purchase order has been received by such institutions.

The Fund may accept investments in kind of stocks on the Fund's buy list for purchase of the Fund's shares. Acceptance of such stocks will be at the discretion of the Manager and Investment Counsel based on judgments as to whether, in each case, acceptance of stock will allow the Fund to acquire stock at no more than the net cost of acquiring it through normal channels, and whether the stock has restrictions on its sale by the Fund under the Securities Act of 1933. Fund shares purchased in exchange for stocks are issued at net asset value.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which include shareholders of the Fund's special investment programs. The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the Fund against losses resulting from the failure of investors to make payment. In the event that the Fund sustains a loss as the result of failure by a purchaser to make payment, the Fund's underwriter, Jones & Babson, Inc., will cover the loss.

INITIAL INVESTMENTS

Initial investments - By mail. You may open an account and make an investment by completing and signing the application which accompanies this prospectus. The minimum initial purchase is $2,500 unless your purchase is pursuant to an IRA or the Uniform Transfers (Gifts) to Minors Act, in which case the minimum initial purchase is $250. However, if electing the Automatic Monthly Investment Plan, the minimum initial purchase is reduced to $100 for all accounts. Make your check payable to UMB Bank, n.a. Mail your application and check to:

Shadow Stock Fund, Inc.
P.O. Box 419757
Kansas City, MO 64141-6757

Initial investments - By wire. You may purchase shares of the Fund by wiring the purchase price ($2,500 minimum) through the Federal Reserve Bank to the custodian, UMB Bank, n.a. Prior to sending your money, you must call the Fund toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900 and provide the identity of the registered account owner, the registered address, the Social Security or Taxpayer Identification Number of the registered owner, the amount being wired, the name and telephone number of the wiring bank and the person to be contacted in connection with the order. You will then be provided a Fund account number, after which you should instruct your bank to wire the specified amount, along with the account number and the account registration to:

UMB Bank, n.a.
Kansas City, Missouri, ABA #101000695
For Shadow Stock Fund, Inc./AC=987032-6221
OBI=(assigned Fund number and name
	in which registered)
A completed application must be sent to the Fund as soon as possible so the necessary remaining information can be recorded in your account. Payment of redemption proceeds may be delayed until the completed application is received by the Fund.

INVESTMENTS SUBSEQUENT
TO INITIAL INVESTMENT

You may add to your Fund account at any time in amounts of $100 or more if purchases are made by mail or telephone purchase, or $1,000 or more if purchases are made by wire. Automatic monthly investments must be in amounts of $50 or more.

Checks should be made payable to UMB Bank, n.a. and mailed to the Fund at:

P.O. Box 419779
Kansas City, MO 64141-6779

Always identify your account number or include the detachable reminder stub which accompanies each confirmation.

Wire share purchases should include your account registration, your account number and the name of the Babson Fund in which you are purchasing shares. It also is advisable to notify the Fund by telephone that you have sent a wire purchase order to the bank.

TELEPHONE INVESTMENT SERVICE

To use the Telephone Investment Service, you must first establish your Fund account and authorize telephone orders in the application form, or, subsequently, on a special authorization form provided upon request. If you elect the Telephone Investment Service, you may purchase Fund shares by telephone and authorize the Fund to draft your checking account ($100 minimum) for the cost of the shares so purchased. Debits to your checking account would be processed through the Automated Clearing House
(ACH). You will receive the next available price after the Fund has received your telephone call. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are followed, the Fund will not be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon in-structions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its shareholders.

AUTOMATIC MONTHLY
INVESTMENT PLAN

You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more for any account). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request. Debits to your checking account would be processed through the Automated Clearing House (ACH). Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. If the date selected falls on a day upon which the Fund shares are not priced, investment will be made on the first date thereafter upon which Fund shares are priced. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its shareholders.

HOW TO REDEEM SHARES

The Fund will redeem shares at the price (net asset value per share) effective after receipt of a redemption request in "good order." (See "How Share Price is Determined.") Shares can be redeemed by written request or if previously authorized by telephone toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

All telephone requests to redeem shares, the proceeds of which are to be paid by check, made within 30 days of our receipt of an address change (including requests to redeem that accompany an address change) must be in writing. The request must be signed by each person in whose name the shares are owned, and all signatures must be guaranteed.

In each instance you must comply with the general requirements relating to all redemptions as well as with specific requirements set out for the particular redemption method you select. If you wish to expedite redemptions by using the telephone/telegraph privilege, you should carefully note the special requirements and limitations relating to these methods. If an investor wishes to engage the services of any other broker to redeem (or purchase) shares of the Fund, a fee may be charged by such broker.

Where additional documentation is normally required to support redemptions as in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity, such as certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations, it is the responsibility of the shareholder to maintain such documentation on file and in a current status. A failure to do so will delay the redemption. If you have questions concerning redemption requirements, please write or telephone the Fund well ahead of an anticipated redemption in order to avoid any possible delay.

Requests which are subject to special conditions or which specify an effective date other than as provided herein cannot be accepted. All redemption requests must be transmitted to the Fund at:

P.O. Box 419757
Kansas City, MO 64141-6757

The Fund will redeem shares at the price (net asset value per share) next computed after receipt of a redemption request in "good order." (See "How Share Price is Determined.")

The Fund will endeavor to transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted, but in no event later than the third business day thereafter. Transmissions are made by mail unless an expedited method has been authorized and specified in the redemption request. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

Redemptions will not become effective until all documents in the form required have been received. In the case of redemption requests made within 15 days of the date of purchase, the Fund will delay transmission of proceeds until such time as it is certain that unconditional payment in federal funds has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid the possibility of delay by paying for all of your purchases with a transfer of federal funds.

Signature Guarantees are required in connection with all redemptions of $50,000 or more by mail, or changes in share registration, except as hereinafter provided. These requirements may be waived by the Fund in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. Signature(s) must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; or,
(3) securities broker/dealers which are members of a national securities exchange or clearing agency or which have a minimum net capital of $100,000. A notarized signature will not be sufficient for the request to be in proper form.

Signature guarantees will be waived for mail redemptions of $50,000 or less, but they will be required if the checks are to be payable to someone other than the registered owner(s), or are to be mailed to an address different from the registered address of the shareholder(s), or where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

The right of redemption may be suspended or the date of payment postponed beyond the normal three-day period when the New York Stock Exchange is closed or under emergency circumstances as determined by the Securities and Exchange Commission. Further, the Fund reserves the right to redeem its shares in kind under certain circumstances. If shares are redeemed in kind, the shareholder may incur brokerage costs when converting into cash. Additional details are set forth in the "Statement of Additional Information."

Due to the high cost of maintaining smaller accounts, the Board of Directors has authorized the Fund to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions and not as the result of market action, and remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund's intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

Withdrawal By Mail - Shares may be redeemed by mailing your request to the Fund. To be in "good order" the request must include the following:

A written request for redemption, together with an en-dorsed share certificate where a certificate has been issued, must be received by the Fund in order to constitute a valid tender for redemption. For authorization of redemptions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund before a redemption request will be considered in "good order."
In the case of certain institutions which have made satisfactory redemption arrangements with the Fund, redemption orders may be processed by facsimile or telephone transmission at net asset value per share next effective after receipt by the Fund.

(1)	A written redemption request or stock assignment (stock power)
containing the genuine signature of each registered owner exactly as the shares are registered, with clear identification of the account by registered name(s) and account number and the number of shares or the dollar amount to be redeemed;

(2)	any outstanding stock certificates representing shares to be redeemed;

(3)	signature guarantees as required (see Signature Guarantees); and

(4)	any additional documentation which the Fund may deem necessary to insure a genuine redemption.

Withdrawal By Telephone or Telegraph - You may withdraw any amount ($1,000 minimum if wired) or more by telephone toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900, or by telegram to the Fund's address. Telephone/telegraph redemption authorization signed by all registered owners with signatures guaranteed must be on file with the Fund before you may redeem by telephone or telegraph. Funds will be sent only to the address of record. The signature guarantee requirement may be waived by the Fund if the request for this redemption method is made at the same time the initial application to purchase shares is submitted.

All communications must include the Fund's name, your account number, the exact registration of your shares, the number of shares or dollar amount to be redeemed, and the identity of the bank and bank account (name and number) to which the proceeds are to be wired. This procedure may only be used for non-certificated shares held in open account. For the protection of shareholders, your redemption instructions can only be changed by filing with the Fund new instructions on a form obtainable from the Fund which must be properly signed with signature(s) guaranteed.

Telephone or telegraph redemption proceeds may be transmitted to your pre-identified bank account. Requests received prior to 4:00 P.M. (Eastern Time), normally will be wired the following business day. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control. If your request is received during the day thereafter, proceeds normally will be wired on the second business day following the day of receipt of your request. Wired funds are subject to a $10 fee to cover bank wire charges, which is normally deducted from redemption proceeds, unless otherwise instructed. This charge may be reduced or waived in connection with certain accounts. The Fund reserves the right to change this policy or to refuse a telephone or telegraph redemption request or require additional documentation to assure a genuine redemption, and, at its option, may pay such redemption by wire or check and may limit the frequency or the amount of such request. The Fund reserves the right to terminate or modify any or all of the services in connection with this privilege at any time without prior notice. Neither the Fund nor Jones & Babson, Inc. assumes responsibility for the authenticity of withdrawal instructions, and there are provisions on the authorization form limiting their liability in this respect.

Further, the Fund reserves the right to redeem its shares in kind under certain circumstances. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs when converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the prospectus, and such valuation will be made as of the same time the redemption price is determined. Additional details are set forth in the "Statement of Additional Information."

SYSTEMATIC REDEMPTION PLAN

If you own shares in an open account valued at $10,000 or more, and desire to make regular monthly or quarterly withdrawals without the necessity and inconvenience of executing a separate redemption request to initiate each withdrawal, you may enter into a Systematic Withdrawal Plan by completing forms obtainable from the Fund. For this service, the manager may charge you a fee not to exceed $1.50 for each withdrawal. Currently the manager assumes the additional expenses arising out of this type of plan, but it reserves the right to initiate such a charge at any time in the future when it deems it necessary. If such a charge is imposed, participants will be provided 30 days notice.

Subject to a $50 minimum, you may withdraw each period a specified dollar amount. Shares also may be redeemed at a rate calculated to exhaust the account at the end of a specified period of time.

Dividends and capital gains distributions must be reinvested in additional shares. Under all withdrawal programs, liquidation of shares in excess of dividends and distributions reinvested will diminish and may exhaust your account, particularly during a period of declining share values.

You may revoke or change your plan or redeem all of your remaining shares at any time. Withdrawal payments will continue until the shares are exhausted or until the Fund or you terminate the plan by written notice to the other.

HOW TO EXCHANGE SHARES BETWEEN FUNDS

For all accounts, except Traditional and Roth IRAs, shareholders may exchange Fund shares which have been held in an open account for 15 days or more, and for which good payment has been received and accepted, for identically registered shares of any other Babson or Buffalo Fund which is authorized for sale in the state in which the investor is located, except Babson Enterprise Fund, Inc., provided that the minimum amount exchanged has a value of $1,000 and meets the minimum investment requirement of the Fund into which it is exchanged.

For Traditional and Roth IRAs, shareholders may exchange Fund shares which have been held in an open account for 15 days or more, and for which good payment has been received and accepted, for identically registered shares of any other Babson Fund which is authorized for sale in the state in which the investor is located, except Babson Enterprise Fund, Inc., provided that the minimum amount exchanged has a value of $1,000 and meets the minimum investment requirement of the Fund into which it is exchanged.

Automatic exchanges ($100 minimum) are also available for all accounts. Once started, they continue monthly until all shares are exchanged or until you terminate the Automatic Exchange authorization.

Effective at the close of business on January 31, 1992, the Directors of the Babson Enterprise Fund, Inc. took action to limit the offering of that Fund's shares. Babson Enterprise Fund will not accept any new accounts, including IRAs and other retirement plans, until further notice, nor will Babson Enterprise Fund accept transfers from shareholders of other Babson Funds, who were not shareholders of record of Babson Enterprise Fund at the close of business on January 31, 1992. Investors may want to consider purchasing shares in Babson Enterprise Fund II, Inc. as an alternative.

To authorize the Telephone/Telegraph Exchange Privilege, all registered owners must sign the appropriate section on the original application, or the Fund must receive a special authorization form, provided upon request. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time and without prior notice under any circumstances where continuance of these privileges would be detrimental to the Fund or its shareholders such as an emergency, or where the volume of such activity threatens the ability of the Fund to conduct business, or under any other circumstances, upon 60 days written notice to shareholders. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are followed, the Fund will not be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon in-structions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

Exchanges by mail may be accomplished by a written request properly signed by all registered owners identifying the account by name and number, the number of shares or dollar amount to be redeemed for exchange and the Fund into which the account is being transferred.

If you wish to exchange part or all of your shares in the Fund for shares of another Babson Fund or Buffalo Fund, you should review the prospectus of the Fund to be purchased, which can be obtained from Jones & Babson, Inc. Any such exchange will be based on the respective net asset values of the shares involved. An exchange between Funds involves the sale of an asset. Unless the shareholder account is tax-deferred, this is a taxable event.

HOW SHARE PRICE IS DETERMINED

In order to determine the price at which new shares will be sold and at which issued shares presented for redemption will be liquidated, the net asset value per share is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors sets at least annually, except on days on which changes in the value of portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or customary holidays. For a list of the holidays during which the Fund is not open for business, see "How Share Price is Determined" in the "Statement of Additional Information."

The price at which new shares of the Fund will be sold and at which issued shares presented for redemption will be liquidated is computed once daily at 4:00 P.M. (Eastern Time), except on those days when the Fund is not open for business.

The per share calculation is made by subtracting from the Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Each security listed on an Exchange is valued at its last sale price on that Exchange on the date as of which assets are valued. Where the security is listed on more than one Exchange, the Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

OFFICERS AND DIRECTORS

The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors. A list of the officers and directors of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

MANAGEMENT AND INVESTMENT COUNSEL

Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306, was founded in 1959. It organized the Fund in 1987, and acts as its manager and principal underwriter. Pursuant to the current Management Agreement, Jones & Babson, Inc. provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management and supervision; fees of the independent public accountants and legal counsel; remuneration of officers, directors and other personnel; rent; shareholder services, including the maintenance of the shareholder accounting system and transfer agency; and such other items as are incidental to corporate administration.

Not considered normal operating expenses, and therefore payable by the Fund are fees for pricing services; custodian fees; taxes; interest; fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction; brokerage costs; dues; and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its officers or directors may be subject or a party thereto.

As a part of the Management Agreement, Jones & Babson, Inc. employs at its own expense David L. Babson & Co. Inc. and Analytic Systems, Inc. as its investment counsels to assist in the investment advisory function. David L. Babson & Co. Inc. is an investment counseling firm founded in 1940. It serves a broad variety of individual, corporate and other institutional clients by maintaining an extensive research and analytical staff. It has an experienced investment analysis and research staff which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. Analytic Systems, Inc. and James B. Cloonan, its principal owner, developed the concept of Shadow Stocks, will continually adapt the concept to current market conditions, and will carry out research relative to future investment applications. The costs of the services of David L. Babson & Co. Inc. and Analytic Systems, Inc. are included in the fee of Jones & Babson, Inc. The Management Agreement limits the liability of the manager and its investment counsels, as well as their officers, directors and personnel, to acts or omissions involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties. Peter C. Schliemann and Roland W. Whitridge have been the co-managers of Shadow Stock Fund since its inception in 1987. Mr. Schliemann joined David L. Babson & Co. in 1979, and has 29 years of investment management experience. Mr. Whitridge is a Chartered Financial Analyst. He joined the Babson organization in 1974, and has over 30 years investment management experience.

As compensation for all the foregoing services the Fund pays Jones & Babson, Inc. a fee at the annual rate of one percent (1%) of average daily net assets. Jones & Babson, Inc. pays David L. Babson & Co. Inc. a fee of 1/4 of one percent (.25%) of the average daily total net assets, and Analytic Systems, Inc. a fee of 1/5 of one percent (.20%) of the average daily total net assets. These fees are computed daily. The fee to Jones & Babson, Inc. is paid semimonthly and fees to David L. Babson & Co. Inc. and Analytic Systems, Inc. are paid monthly. The total expenses of the Fund for the fiscal year ended June 30, 1998, amounted to 116/100 of one percent (1.16%) of the average net assets.

Certain officers and directors of the Fund are also officers or directors or both of other Babson Funds, Jones & Babson, Inc., David L. Babson & Co. Inc. or Analytic Systems, Inc.

Jones & Babson, Inc. is a wholly-owned subsidiary of Business Men's Assurance Company of America which is considered to be a controlling person under the Investment Company Act of 1940. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person and is the ultimate parent of Business Men's Assurance Company of America. Mediobanca is a 5% owner of Generali.

David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield,
Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson & Co. Inc., under the Investment Company Act of 1940.

Analytic Systems, Inc. is a closely held corporation and has limitations in the ownership of its stock designed to maintain control in those who are active in management.

The current Management Agreement between the Fund and Jones & Babson, Inc., which includes the Investment Counsel Agreements between Jones & Babson, Inc. and David L. Babson & Co. Inc., and between Jones & Babson, Inc. and Analytic Systems, Inc., will continue in effect until October 31, 1999, and will continue automatically for successive annual periods ending each October 31 so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by the vote of a majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. Each Agreement provides that either party may terminate by giving the other 60 days written notice. The Agreements terminate automatically if assigned by either party, as required under the Investment Company Act of 1940.

GENERAL INFORMATION AND HISTORY

The Fund, incorporated in Maryland on June 3, 1987, and has a present authorized capitalization of 10,000,000 shares of $1 par value common stock. All shares are of the same class with like rights and privileges. Each full and fractional share, when issued and outstanding, has: (1) equal voting rights with respect to matters which affect the Fund, and
(2) equal dividend, distribution and redemption rights to the assets of the Fund. Shares when issued are fully paid and non-assessable. The Fund may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting - These shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. There are procedures whereby the shareholders may remove directors. These procedures are described in the "Statement of Additional Information" under the caption "Officers and Directors." The Fund has adopted the appropriate provisions in its By-Laws and may not, at its discretion, hold annual meetings of shareholders for the following purposes unless required to do so: (1) election of directors; (2) approval of any investment advisory agreement; (3) ratification of the selection of independent public accountants; and (4) approval of a distribution plan. As a result, the Fund does not intend to hold annual meetings.

The Fund has an exclusive and perpetual license to use the name "Shadow Stock" in its name so long as Analytic Systems, Inc. or an affiliate thereof or of James B. Cloonan, acts as its investment counsel.
Complete details with respect to the use of the name are set out in the Management Agreement between the Fund and Jones & Babson, Inc.

This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange
Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.



DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

The Fund pays dividends from net investment income and capital gains semiannually, usually in June and December. Dividend and capital gains distributions will be automatically reinvested in additional shares of the Fund, unless the shareholder has elected on the original application or by written instructions filed with the Fund, to have them paid in cash.

Distributions by the Fund are taxable as either ordinary income or capital gains. Any capital gains distributed by the Fund are taxable as long-term capital gains no matter how long you have owned your shares. Distributions by a Fund of ordinary income or capital gains are taxable whether you reinvest your distributions or receive them in cash. If you purchase shares of the Fund shortly before a record date for a dividend or capital gain distribution, a portion of such purchase may be returned as a taxable distribution. Distributions by the Fund may also be subject to state and local taxes.

The income received by the Fund is generally expected to constitute dividends from domestic (U.S.) sources, and therefore distributions from the Fund generally will be eligible for the dividends-received deduction for corporations. The Fund will send to shareholders a statement each year advising the amount of the dividend income which qualifies for such treatment.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S.
investors may be subject to U.S. withholding and estate tax.

The Fund is required to withhold 31% of reportable payments made to any shareholder who fails to certify on their application that their Social Security or Taxpayer Identification Number provided is correct and that they are not subject to backup withholding.

The federal income tax status of all distributions will be reported to shareholders each January as part of the annual statement of shareholder transactions.

The tax discussion set forth above is included herein for general information only. Prospective investors should consult their own tax advisers with respect to the Federal, State, Local and Foreign tax consequences to them of an investment in the Fund.

SHAREHOLDER SERVICES

The Fund and its manager offer shareholders a broad variety of services described throughout this prospectus. In addition, the following services are available:

Automatic Monthly Investment - You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request.

Automatic Reinvestment - Dividends and capital gains distributions may be reinvested automatically, or shareholders may elect to have dividends paid in cash and capital gains reinvested, or to have both paid in cash.

Telephone Investments - You may make investments of $100 or more by telephone if you have authorized such investments in your application, or, subsequently, on a special authorization form provided upon request. (See "Telephone Investment Service.")

Automatic Exchange - Unless your account is a Traditional or Roth IRA, you may exchange shares from your account in any of the Babson Funds for shares to be held in an identically registered account in any other Babson or Buffalo Fund, except Babson Enterprise Fund, Inc., according to your instructions. If your account is a Traditional or Roth IRA, you may exchange shares from your account in any of the Babson Funds for shares to be held in an identically registered account in any other Babson Fund, except Babson Enterprise Fund, according to your instructions. The minimum amount is $100, and monthly exchanges will continue until all shares have been exchanged or until you terminate the Automatic Exchange authorization. A special authorization form will be provided upon request.

Transfer of Ownership - A shareholder may transfer shares to another shareholder account. The requirements which apply to redemptions apply to transfers. A transfer to a new account must meet initial investment requirements.

Systematic Redemption Plan - Shareholders who own shares in open account valued at $10,000 or more may arrange to make regular withdrawals without the necessity of executing a separate redemption request to initiate each withdrawal.

Sub-Accounting - Keogh and corporate tax qualified retirement plans, as well as certain other investors who must maintain separate participant accounting records, may meet these needs through services provided by the Fund's manager, Jones & Babson, Inc. Investment minimums may be met by accumulating the separate accounts of the group. Although there is currently no charge for sub-accounting, the Fund and its manager reserve the right to make reasonable charges for this service.

Prototype Retirement Plans - Jones & Babson, Inc. offers a defined contribution prototype plan - The Universal Retirement Plan - which is suitable for all who are self-employed, including sole proprietors, partnerships and corporations. The Universal Prototype includes both money purchase pension and profit-sharing plan options.

Individual Retirement Accounts - Also available are the following
Individual Retirement Accounts (IRAs):

Traditional IRA: The IRS has increased the phase-out ranges for deductible contributions. The IRA uses the IRS model form of plan and provides an excellent way to accumulate a retirement fund which will earn tax-deferred dollars until withdrawn. An IRA may also be used to defer taxes on certain distributions from employer-sponsored retirement plans. You may contribute up to $2,000 of compensation each year ($4,000 if a spousal IRA is established), some or all of which may be deductible. Consult your tax adviser concerning the amount of the tax deduction, if any, as well as the best IRA for your financial goals.

Roth IRA: Unlike the Traditional IRA, contributions are non-deductible, however, distribution will be exempt from federal taxes provided that, at the time of withdrawal, the IRA has been held for five years and (1) the account holder is 59 1/2 years old or (2) the withdrawals are used to purchase a first home. The maximum contribution to a Roth IRA is $2,000 and eligibility is subject to restrictions. Traditional IRAs may be converted into Roth IRAs. Consult your tax adviser to determine the best IRA for your financial goals.

Simplified Employee Pensions (SEPs) - The Jones & Babson IRA may be used with IRS Form 5305-SEP to establish a SEP-IRA, to which the self-employed individual may contribute up to 15% of net earned income or $30,000, whichever is less. A SEP-IRA offers the employer the ability to make the same level of deductible contributions as a Profit-Sharing Plan with greater ease of administration, but less flexibility in plan coverage of employees.

SHAREHOLDER INQUIRIES

Telephone inquiries may be made toll free to the Fund, 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

Shareholders may address written inquiries to the Fund at:

Mailing Addresses
For Subsequent Purchases:
Shadow Stock Fund, Inc.
P.O. Box 419779
Kansas City, MO 64141-6779

For All Other Correspondence:
Shadow Stock Fund, Inc.
P.O. Box 419757
Kansas City, MO 64141-6757

Overnight Deliveries
Shadow Stock Fund, Inc.
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

AUDITORS
ARTHUR ANDERSEN LLP
Kansas City, Missouri

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB BANK, n.a.
Kansas City, Missouri

TRANSFER AGENT
JONES & BABSON, INC.
Kansas City, Missouri




EUQITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


*Closed to new investors.


BABSON FUNDS
Jones & Babson Distributors
A member of the Generali Group

P.O. Box 419757
Kansas City, MO 64141-6757
816-751-5900


1-800-4-BABSON
(1-800-422-2766)
www.babsonfunds.com

JB1B                                    10/98

PART B

SHADOW STOCK FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

October 31, 1998

This Statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus dated October 31, 1998. To obtain the Prospectus please call the Fund toll-free at 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

TABLE OF CONTENTS
                                                        Page
        INVESTMENT OBJECTIVE AND POLICIES               1
        PORTFOLIO TRANSACTIONS                          2
        INVESTMENT RESTRICTIONS                         3
        PERFORMANCE MEASURES                            3
        HOW THE FUND'S SHARES ARE DISTRIBUTED           4
        HOW SHARE PURCHASES ARE HANDLED                 4
        REDEMPTION OF SHARES                            5
        SIGNATURE GUARANTEES                            6
        MANAGEMENT AND INVESTMENT COUNSEL               6
        HOW SHARE PRICE IS DETERMINED                   6
        OFFICERS AND DIRECTORS                          7
	DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION	9
        CUSTODIAN                                       10
        INDEPENDENT PUBLIC ACCOUNTANTS                  10
        OTHER JONES & BABSON FUNDS                      11
        FINANCIAL STATEMENTS                            12


JB57                                            10/98


INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies set forth in the Prospectus.

Although the Shadow Stock Fund intends to invest its assets in Shadow Stocks, if, in the judgment of the Investment Counsel, extremely abnormal conditions persist in the markets for such securities, management retains the authority to adopt a defensive posture by investing in debt securities, such as money market obligations, including securities of the U.S. Government and its agencies, high-quality commercial paper, bankers' acceptances and repurchase agreements with banks and brokers for U.S. government securities.

Instead of investing in a particular stock on the buy list, in some cases the Fund may purchase the equivalent amount of securities convertible into the common stock, if in the judgment of the Investment Counsel it is advantageous to the Fund to do so.

Fund transactions will be placed with a view to receiving the best price and execution. The Fund does not intend to solicit competitive bids on each transaction. Since it is the policy of the Fund to invest in stocks of small companies, which are not as liquid as stocks of large companies, the Fund will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Investment Counsel will monitor the performance of brokers which effect transactions for the Fund to determine the impact that the Fund's trading has on the market prices of the securities in which it invests and check the rates of commission being paid by the Fund to brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide the Investment Counsel with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services and the Investment Counsel may knowingly pay commissions to such brokers that may be higher than another broker might charge, if in good faith the Investment Counsel determines that the commissions paid are reasonable in relation to the brokerage and research services provided.

The OTC companies eligible for purchase by the Fund are among the most thinly traded securities the Fund will buy or sell. Therefore, the Investment Counsel believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Investment Counsel may place OTC buy and sell orders with primary market makers, third market brokers or Instinet.

Although stocks held in the Fund's portfolio are generally those that are least held by institutions, in some circumstances where the Fund seeks to acquire or dispose of portfolio securities, transactions with institutional holders through third market brokers will enable the Investment Counsel to trade with other institutional holders directly on a net basis. This allows the Investment Counsel to sometimes trade larger blocks than would be possible by going through a single market maker.

Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Shadow Stock Fund by trading through Instinet, could pay a dealer spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) position on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Fund can buy at the lowest possible price or sell at the highest possible price.

Money regularly flowing into the Fund for investment is unlikely to be received in amounts required for an ideally weighted basket of stocks. As a result, shares will be purchased in efficient lot sizes so as to purchase first those stocks furthest below their ideal weight.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by Jones & Babson, Inc. pursuant to recommendations by David L. Babson & Co. Inc. Officers of the Fund and Jones & Babson, Inc. are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business as well as the negotiation of commissions and/or the price of the securities.

The Fund, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with the circumstances which exist at the time. The Fund does not intend to solicit competitive bids on each transaction.

The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. Substantially all of the portfolio transactions are through brokerage firms which are members of the New York Stock Exchange because usually the most active market in the size of the Fund's transactions and for the type of securities predominant in the Fund's portfolio is to be found there. When buying securities in the over-the-counter market, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Fund normally will not pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services. However, the Fund reserves the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the Board of Directors of the Fund and Jones & Babson, Inc.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, it may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients.

Research services furnished by broker-dealers may be useful to the Fund manager and its investment counsel in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the manager or its investment counsel from the placement of portfolio brokerage of other clients.

When it appears to be in the best interest of its shareholders, the Fund may join with other clients of the manager and its investment counsel in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

For the past three fiscal years ended on June 30 each year, the total dollar amount of brokerage commissions paid by the Fund and the annual portfolio turnover rates were as follows:

                                Portfolio
	Fiscal	Brokerage	Turnover
	Year	Commissions	Rate

	1996	$  46,313	25%
        1997    $   8,350        0%
	1998	$  81,743	43%

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth in the Prospectus under the caption "Investment Objective and Portfolio Management Policy," the following restrictions also may not be changed without approval of the "holders of a majority of the outstanding shares" of the Fund.

The Fund will not: (1) purchase the securities of any one issuer, except the United States Government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer; (2) engage in the purchase or sale of real estate or commodities; (3) underwrite the securities of other issuers; (4) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof, (5) make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; (6) invest in companies for the purpose of exercising control of management; (7) purchase securities on margin, or sell securities short; (8) purchase shares of other investment companies except in the open market at ordinary broker's commission, but not in excess of 5% of the Fund's assets, or pursuant to a plan of merger or consolidation; (9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations nor invest more than 25% of the Fund's assets in any one industry; (10) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time; (11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company; (12) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; (13) make itself or its assets liable for the indebtedness of others; (14) invest in securities which are assessable or involve unlimited liability; or
(15) issue senior securities except for those investment procedures permissible under the Fund's other restrictions.

PERFORMANCE MEASURES

Total Return

The Fund's "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

P(1+T)^n        =       ERV

Where: 	P 	= 	a hypothetical initial payment of $1000

	T 	= 	average annual total return

	 n	= 	number of years

        ERV     =       Ending Redeemable Value of a hypothetical $1000 payment
                made at the beginning of the 1, 5 or 10 years (or other) periods at the end of the 1, 5 or 10 years (or other) periods (or fractional portions thereof).

The table below shows the average annual total return for the Fund for the specified periods.

For the one year	7/l/97-6/30/98	21.98%

For the five years	7/l/93-6/30/98	16.44%

For the ten years	7/1/88-6/30/98	12.77%

From commencement of
operation to 6/30/98*                   10.39%
_______________________________________________
*The Fund commenced operation on September 10, 1987.

HOW THE FUND'S SHARES ARE DISTRIBUTED

Jones & Babson, Inc., as agent of the Fund, agrees to supply its best efforts as sole distributor of the Fund's shares and, at its own expense, pay all sales and distribution expenses in connection with their offering other than registration fees and other government charges.

Jones & Babson, Inc. does not receive any fee or other compensation under the distribution agreement which continues in effect until October 31, 1999, and which will continue automatically for successive annual periods ending each October 31, if continued at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such Agreements or interested persons of any such party. It terminates automatically if assigned by either party or upon 60 days written notice by either party to the other.

Jones & Babson, Inc. also acts as sole distributor of the shares for the David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and AFBA Five Star Fund, Inc.

HOW SHARE PURCHASES ARE HANDLED

Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

The Fund may authorize certain brokers or other institutions (intermediaries) to accept, on the Fund's behalf, purchase, redemption or exchange orders. These parties may also designate other intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received a purchase, redemption or exchange order when an authorized intermediary (or authorized designee), accepts the order.
All customer orders will be priced at the Fund's net asset value next computed after such orders are accepted by an authorized intermediary (or designee).

Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January.
By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account. A duplicate copy of a past annual statement is available from Jones & Babson, Inc. at its cost, subject to a minimum charge of $5 per account, per year requested.

Normally, the shares which you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account. There is no charge for the first certificate issued. A charge of $3.50 will be made for any replacement certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by its custodian, UMB Bank, n.a.

If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which include shareholders of the Fund's special investment programs.

REDEMPTION OF SHARES

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Fund's Board of Directors under the following conditions authorized by the Investment Company Act of 1940: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder.
Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

SIGNATURE GUARANTEES

Signature guarantees normally reduce the possibility of forgery and are required in connection with each redemption method to protect shareholders from loss. Signature guarantees are required in connection with all redemptions of $50,000 or more by mail or changes in share registration, except as provided in the Prospectus.

Signature guarantees must appear together with the signature(s) of the registered owner(s) on:

(1)	a written request for redemption;

(2)	a separate instrument of assignment, which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers); or

(3)	all stock certificates tendered for redemption.

MANAGEMENT AND INVESTMENT COUNSEL

As a part of the Management Agreement, Jones & Babson, Inc. employs at its own expense David L. Babson & Co. Inc. and Analytic Systems, Inc. as its investment counsels. David L. Babson & Co. Inc. was founded in 1940 as a private investment research and counseling organization. David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company. David L. Babson & Co. Inc. serves individual, corporate and other institutional clients. It participates with Jones & Babson in the management of nine Babson no-load mutual funds.

David L. Babson & Co. Inc. and Analytic Systems, Inc. have experienced investment analysis and research staffs which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L. Babson & Co. Inc., and Analytic Systems, Inc., are included in the services of Jones & Babson, Inc.

The aggregate management fees paid to Jones & Babson, Inc. during the three most recent fiscal years ended June 30, 1998, 1997 and 1996, from which Jones & Babson, Inc. paid all the Fund's expenses except those payable directly by the Fund, were $527,001, $379,685 and $388,469, respectively. The annual fee charged by Jones & Babson, Inc. covers all normal operating costs of the Fund.

During the three most recent fiscal years ended June 30, 1998, 1997 and 1996, Jones & Babson, Inc. paid David L. Babson & Co. Inc. fees amounting to $131,750, $94,921, and $97,117, respectively.

During the three most recent fiscal years ended June 30, 1998, 1997 and 1996, Jones & Babson, Inc. paid Analytic Systems, Inc. fees amounting to $105,400, $75,937 and $77,694, respectively.

HOW SHARE PRICE IS DETERMINED

The net asset value per share of the Fund's portfolio is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors of the Fund sets at least annually, except on days on which changes in the value of the Fund's portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or the following holidays:

        New Year's Day                  January 1
	Martin Luther King, Jr. Day	Third Monday in January
        Presidents' Holiday             Third Monday in February
        Good Friday                     Friday before Easter
        Memorial Day                    Last Monday in May
        Independence Day                July 4
        Labor Day                       First Monday in September
        Thanksgiving Day                Fourth Thursday in November
        Christmas Day                   December 25

OFFICERS AND DIRECTORS

The Fund is managed by Jones & Babson, Inc. subject to the supervision and control of the Board of Directors. The following table lists the officers and directors of the Fund and their ages. Unless noted otherwise, the address of each officer and director is BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306. Except as indicated, each has been an employee of Jones & Babson, Inc. for more than five years.

*Larry D. Armel (56), President and Director. President and Director, Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc.; Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Investors Mark Series Fund, Inc.; President and Trustee, D.L. Babson Bond Trust; Director, AFBA Five Star Fund, Inc.

Francis C. Rood (64), Director. Retired, 73-395 Agave Lane, Palm Desert, California 92260-6653. Formerly Vice President of Finance, Hallmark Cards, Inc.; Director, David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Investors Mark Series Fund, Inc.; Trustee, D.L. Babson Bond Trust.

William H. Russell (75), Director. Financial Consultant, 645 West 67th Street, Kansas City, Missouri 64113; previously Vice President, Sprint; Director, David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Investors Mark Series Fund, Inc.; Trustee, D.L. Babson Bond Trust.






_____________________________
*Directors who are interested persons as that term is defined in the Investment Company Act of 1940, as amended.


H. David Rybolt (56), Director. Consultant, HDR Associates, P.O. Box 2468, Shawnee Mission, Kansas 66201; Director, David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Investors Mark Series Fund, Inc.; Trustee, D.L. Babson Bond Trust.

P. Bradley Adams (38), Vice President and Treasurer. Vice President and Treasurer, Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust, UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc.; Vice President and Chief Financial Officer, AFBA Five Star Fund, Inc.; Principal Financial Officer, Investors Mark Series Fund, Inc.

Martin A. Cramer (48), Vice President and Secretary. Vice President and Secretary, Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust, UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc.; Secretary and Assistant Vice President, AFBA Five Star Fund, Inc.; Secretary, Investors Mark Series Fund, Inc.

Constance E. Martin (37), Vice President. Assistant Vice President, Jones & Babson, Inc.; Vice President, David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust, UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc.

Peter C. Schliemann (53), Vice President-Portfolio. Executive Vice President and Director, David L. Babson & Co. Inc., One Memorial Drive, Cambridge, Massachusetts 02142; Vice President-Portfolio, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc.

Roland W. Whitridge (60), Vice President-Portfolio.  Senior Vice
President and Director, David L. Babson & Co. Inc., One Memorial
Drive, Cambridge, Massachusetts 02142; Vice President-Portfolio,
Babson Value Fund, Inc.

Remuneration of Officers and Directors. None of the officers or directors will be remunerated by the Fund for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by Jones & Babson, Inc. under the provisions of the Management Agreement.

Compensation Table

                        Aggregate      Pension or Retirement  Estimated        Total Compensation
                        Compensation   Benefits Accrued As    Annual Benefits  From All Babson Funds
Name of Director        From the Fund  Part of Fund Expenses  Upon Retirement  Paid to Directors**
Larry D. Armel*         --             --                     --               --
Francis C. Rood         $3,625         --                     --               $7,125
William H. Russell      $3,625         --                     --               $7,375
H.  David Rybolt        $3,625         --                     --               $7,125

*As an "interested director," Mr. Armel received no compensation for his services as a director.
**The amounts reported in this column reflect the total compensation paid to Messrs. Rood and Rybolt for services as directors of eight Babson Funds and to Mr. Russell for services as a director of nine Babson Funds during the fiscal year ended June 30, 1998. Directors' fees are paid by the Funds' manager and not by the Funds themselves.

Messrs. Rood, Russell and Rybolt have no financial interest in, nor are they affiliated with either Jones & Babson, Inc. or David L. Babson & Co. Inc.

The Audit Committee of the Board of Directors is composed of Messrs. Rood, Russell and Rybolt.

The officers and directors of the Fund as a group own less than 1% of the Fund.

The Fund will not hold annual meetings except as required by the Investment Company Act of 1940 and other applicable laws. The Fund is a Maryland corporation. Under Maryland law, a special meeting of stockholders of the Fund must be held if the Fund receives the written request for a meeting from the stockholders entitled to cast at least 25 percent of all the votes entitled to be cast at the meeting. The Fund has undertaken that its Directors will call a meeting of stockholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments.
This income, less expenses incurred in the operation of the Fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed semiannually.

Information on the Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

Excise Tax Distribution Requirements. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12-month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemption of Fund Shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

Dividends-Received Deduction for Corporations. Distributions from the Fund will generally qualify in part for the 70% dividends-received deduction for corporations. The portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources. The Fund will send to shareholders a statement each year advising the amount of the dividend income which qualifies for such treatment. All dividends, including those which qualify for the dividends-received deduction, must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities. The Fund may invest in complex securities. Such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain and/or accelerate the recognition of income to the Fund or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

CUSTODIAN

The Fund's assets are held for safekeeping by an independent custodian, UMB Bank, n.a. This means UMB Bank, n.a., rather than the Fund, has possession of the Fund's cash and securities. UMB Bank, n.a. is not responsible for the Fund's investment management or administration.
But, as directed by the Fund's officers, it delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses. The custodian is compensated for its services by the manager. There is no charge to the Fund.

INDEPENDENT PUBLIC ACCOUNTANTS

The Fund's financial statements are audited annually by independent public accountants approved by the directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent public accountants to the shareholders for ratification. Arthur Andersen LLP, 911 Main Street, Suite 1500, Kansas City, Missouri 64105, is the Fund's present independent public accountant.

Reports to shareholders will be published at least semiannually.

OTHER JONES & BABSON FUNDS

BABSON FUNDS. The Fund is one of nine no-load funds comprising the Babson Mutual Fund Group. These funds are managed by Jones & Babson, Inc. in association with investment counsels: David L. Babson & Co. Inc., Analytic Systems, Inc. and Babson-Stewart Ivory International. The other funds are:

Equity Funds

David L. Babson Growth Fund, Inc. was organized in 1959, with the objective of long-term growth of both capital and dividend income through investment in the common stocks of well-managed companies which have a record of long-term above-average growth of both earnings and dividends.

Babson Enterprise Fund, Inc. was organized in 1983, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies with market capital of $15 million to $300 million at the time of purchase. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards. This Fund is currently closed to new shareholders.

Babson Enterprise Fund II, Inc. was organized in 1991, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies which at the time of purchase are considered by the Investment Adviser to be realistically valued in the smaller company sector of the market. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards.

Babson Value Fund, Inc. was organized in 1984, with the objective of long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.

Babson-Stewart Ivory International Fund, Inc. was organized in 1987, with the objective of seeking a favorable total return (from market appreciation and income) by investing primarily in a diversified portfolio of equity securities (common stocks and securities convertible into common stocks) of established companies whose primary business is carried on outside the United States.

Fixed Income Funds

D.L. Babson Bond Trust was organized in 1944, and has been managed by Jones & Babson, Inc. since 1972, with the objective of a high level of current income and reasonable stability of principal. It offers two portfolios, Portfolio L and Portfolio S.

D.L. Babson Money Market Fund, Inc. was organized in 1979, to provide investors the opportunity to manage their money over the short term by investing in high-quality short-term debt instruments for the purpose of maximizing income to the extent consistent with safety of principal and maintenance of liquidity. It offers two portfolios - Prime and Federal. Money market funds are neither insured nor guaranteed by the U. S. Government and there is no assurance that the funds will maintain a stable net asset value.

D.L. Babson Tax-Free Income Fund, Inc. was organized in 1979, to provide shareholders the highest level of regular income exempt from federal income taxes consistent with investing in quality municipal securities. It offers three separate high-quality portfolios (including a money market portfolio) which vary as to average length of maturity. Income from the Tax-Free Money Market portfolio may be subject to state and local taxes, as well as the Alternative Minimum Tax.

BUFFALO FUNDS. Jones & Babson also sponsors and manages the Buffalo Group of Mutual Funds. They are:

Buffalo Balanced Fund, Inc. was organized in 1994, with the objective of long-term capital growth and high current income through investing in common stocks and secondarily by investing in convertible bonds, preferred stocks and convertible preferred stocks.

Buffalo Equity Fund, Inc. was organized in 1994, with the objective of long-term capital appreciation to be achieved primarily by investment in common stocks. Realization of dividend income is a secondary consideration.

Buffalo High Yield Fund, Inc. was organized in 1994, with the objective of a high level of current income and secondarily, capital growth by investing primarily in high-yielding fixed income securities.

Buffalo USA Global Fund, Inc. was organized in 1994, with the objective of capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations.

Buffalo Small Cap Fund, Inc. was organized in 1997, with the objective of long-term capital growth by investment in equity securities of small companies.

A prospectus for any of the Funds may be obtained from Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306.

Jones & Babson, Inc. also sponsors nine mutual funds which especially seek to provide services to customers of affiliate banks of UMB Financial Corporation. They are: UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc. and UMB Scout Kansas Tax-Exempt Bond Fund, Inc.

Jones & Babson, Inc. also sponsors the AFBA Five Star Fund, Inc.

FINANCIAL STATEMENTS

The audited financial statements of the Fund which are contained in the June 30, 1998, Annual Report to Shareholders, are incorporated herein by reference.

PART C

OTHER INFORMATION

Item 24.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements

                Included in Part A - Prospectus:

                    Per Share Capital and Income Changes

                Included in Part B - Statement of Additional Information:

                    The audited financial statements contained in the most recent Annual Report to Shareholders of Shadow Stock Fund, Inc. are incorporated by reference into Part B of this Registration Statement.

                Included in Part C - Other Information:

                    Consents of Independent Public Accountants

            (b)     (1)     Registrants's Articles of Incorporation*

                    (2)     Form of Registrant's By-laws*

                    (3)     Not applicable, because there is no
                            voting trust agreement.

                    (4)     Specimen copy of each security to
                            be issued by the registrant.*

                    (5)     (a)     Form of Management Agreement between
                                    Jones & Babson, Inc. and the Registrant*

                            (b)     Form of Investment Counsel Agreement
                                    between Jones & Babson,Inc. and
                                    David L. Babson & Co. Inc.*

                            (c)     Form of Investment Counsel Agreement
                                    between Jones & Babson, Inc. and
                                    Analytic Systems, Inc.*

                    (6) Form of principal Underwriting Agreement between Jones & Babson, Inc. and the Registrant*

                    (7) Not applicable, because there are no pension, bonus or other agreements for the benefit of directors and officers.

                    (8) Forms of Custodian Agreement between Registrant and UMB Bank, n.a.*

                    (9) There are no other material contracts not made in the ordinary course of business between the Registrant and others

                    (10) Opinion and consent of counsel as to the legality of the registrant's securities being registered.*

                    (11)    (a)     Powers of Attorney*

                            (b)     Auditors Consent

                            (c)     485(b) Letter from Counsel

                    (12)     Not applicable.

                    (13) Form of letter from contributors of initial capital to the Registrant that purchase was made for investment purposes without any present intention of redeeming or selling.*

                    (14)     Copies of model plan used in the
                             establishment of any retirement plan in
                             conjunction with which Registrant offers its securities.*

                    (15)     Not applicable.

                    (16)     Schedule for computation of performance
                             quotations.*

                    (17)     Financial Data Schedules for
                             Shadow Stock Fund, Inc.

*Previously filed on Form N-1 and incorporated by reference herein.

Item 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE REGISTRANT.

                    NONE

Item 26.     NUMBER OF HOLDERS OF SECURITIES.

             The number of record holders of each class of securities of the Registrants as of October 16, 1998, is as follows:

                     (1)                                    (2)
		Title of Class

                Common Stock                    Number of Record Holders
		$1.00 par value

             Shadow Stock Fund, Inc.                      2,505

Item 27.     INDEMNIFICATION.

             Under the terms of the Maryland General Corporation Law and the company's By-laws, the company shall indemnify any person who was or is a director, officer, or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made.

             (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or

             (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

             No indemnification will be provided by the company to any director or officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Item 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

             The principal business of Jones & Babson, Inc. is the management of the Babson and Buffalo family of mutual funds. It supervises a number of prototype and profit-sharing plan programs sponsored by various organizations eligible to be prototype plan sponsors.

             The principal business of David L. Babson & Co. Inc. is to provide investment counsel and advice to a wide variety of clients.

Item 29.     PRINCIPAL UNDERWRITERS.

             (a) Jones & Babson, Inc., the only principal underwriter of the Registrant, also acts as principal underwriter for the:
                     David L. Babson Growth Fund, Inc.,
                     D.L. Babson Money Market Fund, Inc.,
                     D.L. Babson Tax-Free Income Fund, Inc.,
                     D.L. Babson Bond Trust,
                     Babson Value Fund, Inc.,
                     Babson-Stewart Ivory International Fund, Inc.,
                     Babson Enterprise Fund, Inc.,
                     Babson Enteprise Fund II, Inc.,
                     Buffalo Balanced Fund, Inc.
                     Buffalo Equity Fund, Inc.
                     Buffalo USA Global Fund, Inc.
                     Buffalo Small Cap Fund, Inc.
                     Buffalo High Yield Fund, Inc.
                     Scout Stock Fund, Inc.,
                     Scout Bond Fund, Inc.,
                     Scout Money Market Fund, Inc. and
                     Scout Tax-Free Money Market Fund, Inc.,
                     Scout Regional Fund, Inc.,
                     Scout WorldWide Fund, Inc.,
                     Scout Capital Preservation Fund, Inc.,
                     Scout Kansas Tax-Exempt Bond Fund, Inc.,
                     Scout Balanced Fund, Inc.,
                     AFBA Five Star Fund, Inc., and
                     Investors Mark Series Fund, Inc.

              (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to
                     Item 21 of Part B:

Name and                           Position and                 Positions and
Principal                          Offices with                 Offices with
Business Address                   Underwriter                  Registrant

Stephen S. Soden                   Chairman and                 Director
700 Karnes Blvd.                   Director
Kansas City, MO 64108-3306

Larry D. Armel                     President and                President and
700 Karnes Blvd.                   Director                     Director
Kansas City, MO 64108-3306

Giorgio Balzer                     Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert T. Rakich                   Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Edward S. Ritter                   Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert N. Sawyer                   Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Vernon W. Voorhees                 Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

P. Bradley Adams                   Vice President               Vice President
700 Karnes Blvd.                   and Treasurer                and Treasurer
Kansas City, MO  64108-3306

Martin A. Cramer                   Vice President               Vice President
700 Karnes Blvd.                   and Secretary                and Secretary
Kansas City, MO  64108-3306

    (c) The principal underwriter does not receive any remuneration or compensation for the duties or services rendered to the Registrant pursuant to the principal underwriting Agreement.

Item 30.    LOCATION OF ACCOUNTS AND RECORDS.

            Each account, book or other document required to be maintained by
            Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder is in the physical possession of Jones & Babson, Inc., at 700 Karnes Blvd., Kansas City, Missouri 64108-3306.

Item 31.    MANAGEMENT SERVICES.

            All management services are covered in the Management Agreement between the Registrant and Jones & Babson, Inc., which are discussed in Parts A and B.

Item 32.    UNDERTAKINGS.

            Not Applicable.


EXHIBIT INDEX

        11(b)   Consent of Auditors

        11(c)   485(b) Letter from Counsel

        27      Financial Data Schedules

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Kansas City, and State of Missouri on the 19th day of October, 1998.

                                        SHADOW STOCK FUND, INC.

                                        By /s/Larry D. Armel
                                           Larry D. Armel


Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment 15/17 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/Larry Armel               President,                    October 19, 1998
Larry Armel                  Prinicpal Executive Officer,
                             and Director


/s/F.C. Rood*                Director                      October 19, 1998
F.C. Rood


/s/H. David Rybolt*          Director                      October 19, 1998
H. David Rybolt


/s/William H. Russell*       Director                      October 19, 1998
William H. Russell


/s/P. Bradley Adams         Vice President and             October 19, 1998
P. Bradley Adams            Principal Financial
                            and Accounting Officer


                                                *Signed pursuant to Power of
                                                Attorney

                                                By /s/Larry D. Armel
                                                  Larry D. Armel
                                                  Attorney-in-Fact